Exhibit 99
PRESS RELEASE FOR IMMEDIATE RELEASE	February 23, 2011
BUTLER NATIONAL CORPORATION ANNOUNCES COMPLETION OF THE COMPANY'S FIRST R/X MODIFICATION PROJECT IN THE REPUBLIC OF SOUTH AFRICA

OLATHE, KANSAS, February 23, 2011 - Butler National Corporation (OTC Bulletin Board:BUKS.OB), a leader in the growing global market for structural modification, maintenance, repair and overhaul (MRO) announced the completion of the company's first R/X (range extension) Modification project in The Republic of South Africa.

The Lear 36 R/X modification was performed for Cape Chamonix Wine Farms, located in South Africa's world-renowned Franschhoek wine-growing region. Butler National, through its wholly-owned subsidiary, Avcon Industries, Inc., is the exclusive provider of this modification for the Lear Jet 30 Series Aircraft.

"We are the only aerospace company in the world that holds the FAA Supplemental Type Certificate (STC) for this modification. This was our 100th installation globally and we estimate the international market to be in excess of 500 Lear 30 Series business jets," stated Butler National President and CEO Clark D. Stewart.

Chris Hellinger, CEO of Cape Chamonix Wine Farms added, "Butler's innovative engineering and design expertise is unsurpassed in the business jet market. For this kind of advanced and technical installation, Butler National is the first and only choice. This modification allows me to fly farther, with fewer fuel stops, to destinations throughout the world."

Butler National's new presence in South Africa is one of many international projects underway as the company becomes a growing new leader in the global MRO marketplace. South Africa becomes the 26th international market for Butler National over the past five years.

Butler National Corporation 26 International Markets Served in the Last Five Years

Number 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26

Country
Algeria
Australia
Bolivia
Brazil
Burkina Faso
Canada
Chile
Columbia
Denmark
France
Germany
Iceland
India
Indonesia
Israel
Italy
Kazakhstan
Malaysia
Mexico
Republic of China
Republic of South Africa
Saudi Arabia
Spain
Sweden
Ukraine
United Kingdom

Continent
Africa
Australia
South America
South America
Africa
North America
South America
South America
Europe
Europe
Europe
Europe
Asia
Asia
Asia
Europe
Asia
Asia
North America
Asia
Africa
Asia
Europe
Europe
Europe
Europe

GROWTH IN REVENUES AND SHARE PRICE
Butler National Corporation share price increased 39% in 2010. For the most recent fiscal year, the Company achieved revenue growth of 80.1% and was:
  5th fastest-growing publicly traded Aerospace & Defense company including 115 companies with combined revenues of $443 billion
  10th fastest-growing publicly traded company in the Midwest including 923 publicly traded companies with combined revenues of $2.7 trillion
  The fastest-growing publicly traded company in Kansas including 28 companies with combined revenues of $61 billion

Our Business:
Butler National Corporation operates in the Aerospace and Services business segments. The Aerospace segment focuses on the manufacturing of support systems for "Classic" commercial and military aircraft including the Butler National TSD for the Boeing 737 and 747 Classic aircraft, switching equipment for Boeing McDonnell Douglas Aircraft, weapon control systems for Boeing Helicopter and performance enhancement structural modifications for Learjet, Cessna, Dassault and Beechcraft business aircraft. Services include electronic monitoring of water pumping stations, temporary employee services, gaming services and administrative management services.

Forward-Looking Information:
The information set forth above includes "forward-looking statements" as outlined in the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. Words such as "anticipate," "estimate," "expect," "project," "intend," "may," "plan," "predict," "believe," "should" and similar words or expressions are intended to identify forward-looking statements. Investors should not place undue reliance on forward-looking statements, and the Company undertakes no obligation to publicly update or revise any forward-looking statements. All forward-looking statements reflect the present expectation of future events of our management and are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. These factors and risks include, but are not limited to the Cautionary Statements and Risk Factors, filed as Exhibit 99 and Section 1A to the Company's Annual Report on Form 10-K, incorporated herein by reference. Investors are specifically referred to such Cautionary Statements and Risk Factors for discussion of factors, which could affect the Company's operations, and forward-looking statements contained herein.

FOR MORE INFORMATION CONTACT:
Reign Strategy & Investment Group Lou Albert Rodriguez lou.albert@reigninvestment.com www.reigninvestment.com	Ph (914) 479-9060
Jim Drewitz, Public Relations jim@jdcreativeoptions.com	Ph (830) 669-2466
Butler National Corporation Investor Relations	Ph (214) 498-7775
THE WORLDWIDE WEB:
Please review www.butlernational.com for pictures of our products and details about Butler National Corporation and its subsidiaries.